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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2013

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2013 annual meeting of stockholders of Advance Auto Parts, Inc. (“Company”) held May 22, 2013, the Company's stockholders re-elected John F. Bergstrom, John C. Brouillard, Fiona P. Dias, Darren R. Jackson, William S. Oglesby, J. Paul Raines, Gilbert T. Ray, Carlos A. Saladrigas and Jimmie L. Wade to serve as members of the Company's Board of Directors (“Board”) until the 2014 annual meeting of stockholders.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)
The 2013 Annual Meeting of Stockholders of the Company was held on Tuesday, May 22, 2013. The following matters were submitted to a vote by the stockholders: (1) election of nine directors to serve as members of the Board until the 2014 Annual Meeting of Stockholders, (2) a non-binding advisory vote to approve the compensation of the Company's named executive officers, (3) approval of a proposal to amend the Company's certificate of incorporation to eliminate supermajority voting requirements, (4) approval of a proposal to amend the Company's certificate of incorporation to permit stockholders who have owned at least 25 percent of the Company's outstanding shares of common stock continuously for one year to call a special meeting, and (5) ratification of the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for 2013.

(b)	All nominees were elected to the Board of Directors with the following vote counts:

	FOR	WITHHELD
John F. Bergstrom	57,153,019	1,001,351
John C. Brouillard	57,887,906	226,464
Fiona P. Dias	58,014,857	139,513
Daren R. Jackson	58,010,414	143,956
William S. Oglesby	58,009,029	145,341
J. Paul Raines	57,891,911	262,459
Gilbert T. Ray	57,320,995	833,375
Carlos A. Saladrigas	58,007,056	147,314
Jimmie L. Wade	58,008,356	146,014

There were 7,989,460 broker non-votes recorded for each nominee.

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
56,919,894	1,056,931	177,545	7,989,460

The proposal to amend the Company's certificate of incorporation to eliminate supermajority voting requirements was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
57,960,027	48,275	146,068	7,989,460

The proposal to amend the Company's certificate of incorporation to permit stockholders who have owned at least 25 percent of the Company's outstanding shares of common stock continuously for one year to call a special meeting:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
58,003,090	27,157	124,123	7,989,460

Stockholders ratified the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for 2013. The vote on the proposal was as follows:

FOR	AGAINST	ABSTENTIONS
65,820,417	194,272	129,141

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 29, 2013	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.